Exhibit 99.1

GlobalSCAPE, Inc. Achieves Second Cisco Compatibility Certification with the Cisco Solution Partner Program

SAN ANTONIO – March 30, 2017 – GlobalSCAPE, Inc. (NYSE MKT: GSB), a pioneer and worldwide leader in the secure and reliable exchange of business information, announced that its secure information exchange platform, Enhanced File TransferTM (EFTTM) version 7x has successfully achieved Cisco compatibility certification with Cisco Unified Communications - Enterprise.

The Internet of Everything (IoE) continues to bring together people, processes, data and things to enhance the relevancy of network connections. As a member of the Cisco® Solution Partner Program, Globalscape quickly creates and deploys solutions to enhance the capabilities, performance and management of the network to capture value in the IoE.

The EFT platform supports businesses that need to manage file transfers securely among worldwide offices, clients, and partners, with advanced automation capabilities. It also offers unmatched simplicity, top-notch security, and predictable stability. The EFT platform allows businesses to implement their file transfer ecosystem on-premises or within their private, public and hybrid cloud environment.

The Cisco Solution Partner Program, part of the Cisco Partner Ecosystem, unites Cisco with third-party independent hardware and software vendors to deliver integrated solutions to joint customers. As a Preferred Solution Partner, Globalscape has achieved Cisco compatibility certification on at least one solution, and can provide its customers with 24-hour, 7-days-a-week customer support.

Supporting Quote:
Peter Merkulov, Vice President of Product Strategy and Technology Alliances at Globalscape
“By working with Cisco to certify the compatibility of our platform, we’ve demonstrated that EFT is a reliable method of securely backing up and transferring data in Cisco call logs or voicemails. Customers find the combination of the EFT platform and Cisco Unified Communications solutions to be beneficial in their IT infrastructure and a critical part of the modern enterprise. This newest certification allows us to continue to meet our customers’ needs while enhancing our commitment to working with Cisco technologies.”

For more information on Globalscape’s technology within the Cisco Marketplace, please visit: https://marketplace.cisco.com/catalog/companies/globalscape/products/enhanced-file-transfer-eft.

* Compatibility certification via Interoperability Verification Testing and Cisco Validated Design is designed to simulate typical customer configurations and does not replace the need for on-site testing and interoperability validation in conjunction with actual implementation.

About Globalscape
GlobalSCAPE, Inc. (NYSE MKT: GSB) is a pioneer in the reliable exchange of mission-critical business data and intellectual property. Globalscape’s leading enterprise suite of solutions delivers military-proven security for achieving best-in-class control and visibility of data across multiple locations. Founded in 1996, Globalscape’s software and services are trusted by tens of thousands of customers worldwide, including global enterprises, governments, and small and medium enterprises. For more information, visit www.globalscape.com or follow the blog and Twitter updates.

Safe Harbor Statement
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words "would," "exceed," "should," "anticipates," "believe," "steady," "dramatic," “expect,” and variations of such words and similar expressions identify forward-looking statements, but their absence does not mean that a statement is not a forward-looking statement. These forward-looking statements are based upon the Company’s current expectations and are subject to a number of risks, uncertainties and assumptions. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Among the important factors that could cause actual results to differ significantly from those expressed or implied by such forward-looking statements are risks that are detailed in the Company’s Annual Report on Form 10-K for the 2016 fiscal year, filed with the Securities and Exchange Commission on March 27, 2017.

GLOBALSCAPE PRESS CONTACT
Contact: Ciri Haugh
Phone Number: +1 (210) 308-8267
Email: PR@globalscape.com

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